Exhibit 99.1
Old Line Bancshares, Inc.
SUBSCRIPTION AGREEMENT AND POWER OF ATTORNEY
     THIS SUBSCRIPTION AGREEMENT AND POWER OF ATTORNEY (this “Agreement”) is made by and between Old Line Bancshares, Inc., a Maryland corporation (the “Company”), and the undersigned subscriber whose name and address are set forth on the signature page to this Agreement (“Subscriber”).
WITNESSETH:
     WHEREAS, up to 776,872 shares of common stock, $0.01 par value per share (the “Shares”) in the Company are to be sold at a price of $8.25 per Share (the “Offering”), as more fully described in the Confidential Private Placement Memorandum dated November 30, 2010, as supplemented and heretofore delivered to Subscriber (the “Memorandum”) together with the exhibits attached to the Memorandum; and
     WHEREAS, Subscriber desires to purchase a specified number of Shares and, in consideration thereof, to make a capital contribution to the Company in the amount set forth on the signature page hereof, all upon and subject to the terms of this Agreement.
     NOW, THEREFORE, in consideration of these premises and the mutual promises, covenants and agreements as hereinafter contained, the parties hereto agree as follows:
     1. Subscription.
          1.1 Payment for Shares. Subscriber hereby irrevocably subscribes for and irrevocably agrees to purchase, and the Company agrees to issue and sell to Subscriber if the Company accepts this subscription and does not cancel the Offering prior to the Expiration Date (as that term is defined in the Memorandum), the number of Shares for the consideration set forth on the signature page below.
          1.2 Acceptance. The Company will determine, in its sole discretion, which subscriptions, if any, will be accepted, in whole or in part, and in what amounts. Subscriber shall not have any of the rights of a stockholder of the Company, and any sale of Shares to Subscriber shall not be deemed to occur, until Subscriber’s offer is accepted in writing by the Company. Subscriber shall not have any recourse against the Company if a purchase offer is rejected in whole or part or canceled by the Company prior to the Expiration Date. The Company shall notify Subscriber in writing of the acceptance or rejection of a purchase offer, or the cancellation of a subscription. If the offer is rejected in whole or in part, or if the subscription is canceled, the Company will promptly return to Subscriber all or a ratable portion of the purchase price, as the case may be, without interest. If the offer is rejected in part only, Subscriber shall immediately complete, execute, and deliver to the Company new subscription documents for the appropriate reduced amount subscribed for.
     2. Subscriber’s Performance. The failure of any other Subscriber to perform his or her obligations under any agreement or instrument to which he or she is a party shall not excuse Subscriber from performing in full his or her obligations under this Agreement.
     3. Representations and Warranties of Subscriber. Subscriber acknowledges, agrees, covenants, represents, warrants and certifies, as appropriate:
          3.1 Subscriber (and his or her purchaser representative(s), if any) has carefully read, reviewed and understands the Memorandum and all other documents provided by the Company in connection with an investment in the Shares and has carefully evaluated the merits and risks of investing in the Shares, and Subscriber is fully cognizant of and understands all of the risks related to a purchase of the Shares, including, but not limited to, those risk factors set forth under the caption “Risk Factors” in the Memorandum.
          3.2 Subscriber: (i) is willing and able to bear the economic and other risks associated with the proposed investment, including, but not limited to, the risk of losing his or her entire investment in the Company; (ii) is able to hold the Shares for an indefinite period of time; (iii) is able presently to afford a complete loss of his or her investment; (iv) has adequate net worth and means of providing for his or her current needs and possible personal contingencies; (v) has no need for liquidity in the proposed investment; and (vi) believes his or her overall commitment to investments which are not readily marketable is reasonable in relation to his or her net worth.
          3.3 Subscriber (either alone or with his or her purchaser representative(s), if any) has sufficient knowledge and experience in financial and business matters, particularly in investments, to evaluate the merits and risks associated with an investment in the Company.
          3.4 Subscriber and his or her advisor(s) have had a reasonable opportunity, at a reasonable time prior to the investment in the Company, to ask questions of representatives of the Company and to obtain additional information from the Company concerning the terms and conditions of the offering of the Shares, the Company and its present and proposed operations or as otherwise necessary to (i) verify the information provided in the Memorandum, (ii) analyze the nature and consequences of an investment in the Company, and (iii) evaluate the merits and risks of the investment in the Shares. The Company has answered or responded to all such questions and requests for information to the full satisfaction of Subscriber (and Subscriber’s purchaser representative(s), if any). No representations, oral or written, have been made and no information, oral or written, has been furnished or made available to Subscriber or Subscriber’s advisor(s) that were in any way inconsistent with the information contained in the Memorandum.
          3.5 The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any states (the “State Acts”), and Subscriber understands that the Company has not agreed to register the Shares for distribution in accordance with the provisions of the Securities Act or any State Acts and that the Company has not agreed to comply with any exemption under the Securities Act or the State Acts for the resale of the Shares. The Company is under no obligation to register the Shares on behalf of Subscriber or to assist Subscriber in complying with any exemption from registration.
          3.6 The Shares have not been registered under the Securities Act or under the State Acts pursuant to exemptions therefrom for nonpublic offerings in reliance upon, among other things, the representations and warranties made by Subscriber herein and in Subscriber’s Purchaser Questionnaire, and that a breach of such representations and warranties could cause the Company to not qualify for such exemptions.
          3.7 The Shares may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred unless registered under the Securities Act or the State Acts, or unless an exemption from registration under the Securities Act and any applicable State Act is available.
          3.8 Subscriber and his or her advisor(s) have neither relied upon nor seen any form of advertising or general or public solicitation (including, but not limited to, communications published in or broadcast by any print or electronic medium or mass mailings) in connection with the offering of the Shares, and are aware of no such advertisement or solicitation received by others.

Subscriber has attended no seminar or meeting in connection with the offering of the Shares, and Subscriber is aware of no such seminar or meeting attended by others, except for meetings of one or more potential subscribers with representatives of the Company for the purpose of responding to inquiries as provided in Section 3.4 above.
          3.9 Subscriber is acquiring the Shares for which Subscriber is subscribing solely for investment, solely for his or her own account, not for the account of any other person, and not for distribution, assignment or resale to others and no other person has a direct or indirect beneficial interest in any Shares so acquired.
          3.10 Subscriber confirms that he or she has not paid any commission, success fee or other remuneration to any person or entity engaged by or working with Subscriber regarding the purchase of the Shares.
          3.11 The tax consequences arising from Subscriber’s investment in the Company are not susceptible of absolute prediction, and audit adjustments to Company income tax returns, new rulings of the Internal Revenue Service, court decisions, legislative changes and the like may have an adverse effect on one or more of the tax consequences. No representation is made, and no assurances are given, that any benefits will be available for purposes of federal income taxes or otherwise as a result of Subscriber’s investment in the Company.
          3.12 Subscriber is not relying on any information, written or oral, provided by or on behalf of the Company with respect to the tax consequences of an investment in the Company or the suitability of this investment for Subscriber, but is relying on its own evaluation and that of its own advisors to make such determinations based on Subscriber’s particular circumstances.
          3.13 Subscriber understands that no federal or state agency has passed on or made any recommendation or endorsement of the Shares or made any finding or determination as to the fairness of this investment.
          3.14 Subscriber has not distributed any materials, including the Memorandum, furnished to Subscriber by the Company to anyone other than Subscriber’s professional advisors.
          3.15 If Subscriber is an individual, (i) Subscriber is at least 21 years of age, a citizen and resident of the United States of America and of sufficient legal capacity to execute this Agreement, (ii) Subscriber has the full right, power and authority to execute this Agreement, and to perform his or her obligations hereunder and thereunder, (iii) this Agreement has been duly executed and delivered by Subscriber and constitute valid and binding obligations of Subscriber, and (iv) the execution and delivery by Subscriber of this Agreement, and the performance by Subscriber of its obligations hereunder and thereunder, do not and will not violate or a conflict with the terms of any agreement or instrument to which Subscriber is a party or by which it is bound.
          3.16 If Subscriber is a corporation, trust, partnership, limited liability company or other entity, (i) Subscriber has the full right, power and authority to execute and deliver this Agreement, and to perform its obligations hereunder, (ii) this Agreement has been duly executed and delivered by Subscriber and constitutes a valid and binding obligation of Subscriber, (iii) the execution and delivery by Subscriber of this Agreement, and the performance by Subscriber of its obligations hereunder does not and will not violate or a conflict with the terms of any agreement or instrument to which Subscriber is a party or by which it is bound, and (iv) unless the prior written approval of the Company has been obtained, Subscriber was not organized for the specific purpose of acquiring the Shares. Subscriber has reviewed all corporate charter documents, bylaws, or other organizational documents necessary to confirm the representations and warranties made in the previous sentence, and, upon the request of the Company, Subscriber will deliver copies of all such documents to the Company.
          3.17 Subscriber is not an employee benefit plan or individual retirement account. Subscriber is not, and is not acting on behalf of (i) an organization or any affiliate thereof which is exempt from federal income tax, (ii) a foreign government, any international organization or any agency or instrumentality of the foregoing or (iii) the United States of America, any state or political subdivision thereof, any possession of the United States of America, or any agency or instrumentality of the foregoing. (If Subscriber is an entity described in this Section 3.17, then Subscriber should contact the Company for further instructions.)
          3.18. Subscriber certifies that the social security or taxpayer identification number provided herein is correct and that Subscriber is not subject to backup withholding either because (a) Subscriber is exempt from backup withholding, or (b) Subscriber has not been notified by the Internal Revenue Service that Subscriber is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the Internal Revenue Service has notified Subscriber that Subscriber is no longer subject to backup withholding. Subscriber further certifies that he or it is not a “foreign person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, and agrees to so notify the Company prior to becoming a foreign person as so defined.
     4. Representations and Warranties of the Company. The Company represents and warrants to the Subscriber that the following representations are true and complete as of the date on which the Company accepts the Subscriber’s subscription.
          4.1 Organization, Good Standing, Power. The Company is a corporation validly existing and in good standing under the laws of the State of Maryland and has the corporate power and authority to carry on its business as currently conducted.
          4.2 Authorization. All corporate action required to be taken by the Company in order to authorize the Company to issue and sell the Shares to be sold in the Offering, has been taken or will be taken prior to the issuance of the Shares to Subscriber. This Agreement and the other agreements to be executed by the Company in connection with the Offering (the “Related Agreements”), when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of indemnification provisions may be limited by applicable laws.
          4.3 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under the applicable state and federal securities laws and liens or encumbrances created by or imposed by the Subscriber.
     5. Additional Covenants and Agreements. Subscriber hereby covenants and agrees as follows:
          5.1 Subscriber will not take or cause to be taken any action that would cause Subscriber to be deemed an underwriter, as defined in Section 2(11) of the Securities Act, of the

Shares. Subscriber has made no contract, undertaking, agreement or arrangement, and has no plan to enter into any contract, undertaking, agreement or arrangement, to sell, transfer or pledge its Shares to any other person or entity.
          5.2 Subscriber shall not transfer or assign this Agreement or any interest of Subscriber herein.
          5.3 In the event the principal residence of Subscriber is changed prior to the purchase of the Shares, Subscriber will promptly notify the Company, and if the change is to a state in which offers or sales of the Shares in the manner contemplated by the Company are prohibited by applicable law, any offer to sell the Shares to Subscriber prior to notification of the change shall be deemed rescinded and Subscriber shall no longer be entitled to purchase the Shares pursuant to such offer.
          5.4 Subscriber agrees promptly to provide such information and promptly to execute and deliver such documents as the Company may request (i) to comply with any and all laws and ordinances to which the Company is subject or (ii) to verify any financial, personal or other information regarding Subscriber, Subscriber’s experience or sophistication, or other information regarding Subscriber. The Company may condition any acceptance of this subscription on the receipt and satisfactory content of any such documentation.
     6. Indemnification. Subscriber understands and acknowledges that the Company is relying on the representations, warranties and agreements made by Subscriber in this Agreement and the Purchaser Questionnaire, and Subscriber agrees to indemnify and hold harmless the Company, its directors, officers, managers, shareholders, members, employees, agents, and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys’ fees) which they may incur by reason of Subscriber’s failure to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, in the Purchaser Questionnaire, or in any document provided by Subscriber to the Company.
     7. Restatement of Acknowledgments, Covenants, Representations and Warranties. Each of the acknowledgments, covenants, representations, warranties, certifications, conditions and restrictions in this Agreement shall be deemed to have been restated at and as of the date of the acceptance of the subscription and the sale of the Shares subscribed for hereunder. If in any respect such representations, warranties or information shall not be true and accurate at any time prior to Subscriber taking possession of the Shares, the Subscriber will give written notice of such fact to the Company, specifying which representations, warranties or information are not true and accurate and the reasons therefor.
     8. Power of Attorney. Subscriber hereby irrevocably makes, constitutes and appoints the President of the Company, with full power of substitution and resubstitution, as its true and lawful attorney and agent, with full power and authority in its name, place and stead to complete, sign, execute, deliver, consent to, certify, acknowledge, swear to, file, publish, record and register on Subscriber’s behalf (i) all documents necessary to organize and/or continue the Company as a corporation as required by the laws of the State of Maryland and/or to evidence Subscriber’s ownership of Shares; and (ii) all instruments which the Company deems appropriate or as required by the laws of the State of Maryland.
     The foregoing Power of Attorney is hereby declared to be irrevocable and a power coupled with an interest and, to the extent permitted by applicable law, it shall survive the incapacity of Subscriber or, if Subscriber is a corporation, partnership, limited liability company, trust or other entity, the dissolution or termination thereof. For further clarification, this power of attorney shall not be subject to Title 17 of the Maryland General and Limited Power of Attorney Act. The foregoing Power of Attorney may be exercised by the President by reference to any list of Subscriber and any other subscribers of Shares with the single signature of such person acting as attorney-in-fact for all of them. The foregoing Power of Attorney shall survive the delivery of any assignment by Subscriber of its Shares, and the foregoing power of attorney shall survive the delivery of such assignment for the sole purpose of enabling the President to execute, acknowledge, and file any instrument to effectuate such assignment. Subscriber hereby agrees to be bound by any representations made by the President and any successor thereto, acting in good faith pursuant to such Power of Attorney, and Subscriber hereby waives any and all defenses which may be available to contest, negate or disaffirm the actions of such person, and any successor thereto, taken in good faith under such Power of Attorney.
     9. Irrevocability of Subscription. This Agreement is irrevocable and is subject to all the terms contained herein and in the Memorandum.
     10. Joint and Several Obligation. If more than one person is executing this Agreement, the obligations of each shall be joint and several and the representations and warranties contained in this Agreement and Subscriber’s Purchaser Questionnaire shall be deemed to be made by, and be binding upon, each of these persons and his or her heirs, executors, administrators, successors and assigns.
     11. Notices and Addresses. All notices, requests, demands, or other communications required or permitted to be given in accordance with this Agreement will be in writing and deemed delivered by: (a) personal delivery, (b) confirmed delivery by a standard overnight courier or when delivered by hand, or (c) transmitter’s confirmation of a receipt of a facsimile transmission, to the address set forth below each Party’s signature line to this Agreement or to such other address as may be specified by either Party to the other in accordance with this Section 11.
     12. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland (without giving effect to its conflicts of laws provisions).
     13. Assignment; Binding Effect. This Agreement may not be assigned by any party without the express written consent of all other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns.
     14. Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument and may be delivered by facsimile or electronic transmission.
     15. Entire Agreement; Modifications. This Agreement, along with the Memorandum, Purchaser Questionnaire and any Related Agreements, constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior discussions, understandings, and agreements (whether oral or written) relating thereto. No amendment to, or modification or waiver of, any of the terms of this Agreement shall be valid unless in writing signed by the party against whom enforcement of such amendment, modification, or waiver is sought.

     16. Severability. Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity shall not impair the operation of or affect the remaining portions of this Agreement.
     17. Rules of Construction. In this Agreement the singular shall include the plural and the masculine gender shall include the feminine and neuter and vice versa, as the context requires. Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text. Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed to such terms in the Memorandum.
     18. Survival. This Agreement, its provisions and the acknowledgments, representations, warranties, agreements and indemnities contained herein shall survive and continue after acceptance of the subscription and the issuance of the Share(s) to the Subscriber, and shall be binding upon the heirs, legal representatives, successors and assigns of Subscriber.
[SIGNATURE PAGE FOLLOWS]

Old Line Bancshares, Inc.
     IN WITNESS WHEREOF, the undersigned has executed this Subscriber Signature Page on this                      day of           , 20   .

Number of Shares Subscribed For:

Total Subscription Amount:

Subscriber Name(s) In Which Shares Should Be Registered:

State of Residence or Organization:

Typed or printed address of Subscriber:	Preferred address for receiving communications (Do not complete if already listed on prior column):

Facsimile No.: _______________________________________	Facsimile No.: ___________________________________________
Telephone No.: ______________________________________	Telephone No.: ___________________________________________

Social Security No. or Taxpayer	Type of Entity (e.g., individual, corporation, partnership,
Identification No.:	limited liability company, estate, trust, nominee, or custodian):

SIGNATURE:

Date , 20

Printed Name of Subscriber

Signature of Subscriber

(Title of Signatory if in representative capacity)

ACCEPTANCE
     The subscription contained in the foregoing Subscription Agreement is hereby accepted, subject to the terms and conditions set forth therein, as of this                      day of                 , 20   .

Old Line Bancshares, Inc.
By:
Name:
Title: